UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 19, 2004



                              FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)

      Maryland                    000-21815                  52-1834860
(State or other Jurisdiction (Commission File Number)(IRS Employer Identification
   of incorporation)                                             No.)
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                      3301 Boston Street, Baltimore, MD 21224
                (Address of Principal Executive Offices/Zip Code)

       Registrant's telephone number, including area code: (410) 342-2600
                                                           --------------

                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

__ Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

__  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

__ Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

__ Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
================================================================================

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement

Headquarters Purchase
---------------------

On October 20,  2004,  First  Mariner  Bancorp  (the  "Company")  entered into a
Purchase and Sale Agreement  ("Agreement")  with Canton  Crossing,  LLC and Hale
Canton, LLC, pursuant to which the Company will purchase the location of its current headquarters located at 3301 Boston Street, Baltimore, Maryland (the
"Property").

The Agreement provides that the Company will acquire from Hale Canton, LLC all of the membership interests in Canton Crossing II, LLC, which owns the Property.
The purchase price for the Property is $20,000,000. The purchase price will be paid as follows: (i) the Company will assume the outstanding principal balance of the existing loan on the Property of approximately $10,000,000, and (ii) the Company will pay the difference between the outstanding principal balance on the loan and the purchase price in cash.

The purchase price was based on two independent appraisals performed on behalf of the Company, and the purchase was approved by the Company's Audit Committee and the independent members of the Board of Directors. The closing of the purchase is contingent upon the Company's successful assumption of the existing
$10,000,000 loan on the Property.

The Company and its subsidiaries occupy approximately 54,800 square feet of office space and a 3,000 square foot retail banking branch. Approximately 21,200 square feet of space is leased to other office and retail tenants. The Property consists of approximately 79,000 square feet of rentable space on approximately two acres of land at the corner of Clinton Street and Boston Street.

A copy of the Agreement is being filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Sale of Debentures and Capital Securities
-----------------------------------------

See the information reported in Item 2.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.02  Results of Operations and Financial Condition

On October 19, 2004, the Registrant issued a press release reporting its financial results for the period ended September 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated by reference into
Item 2.02.

The  information  in this Item 2.02 is being  furnished  and shall not be deemed
"filed" for the  purposes of Section 18 of the  Securities  Exchange Act of 1934
(the "Exchange Act"), or otherwise



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subject to the liabilities of that Section,  nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.03.  Creation of a Direct Financial  Obligation or an Obligation Under an
Off-Balance Sheet Arrangement of a Registrant

Introduction
------------

On October 20 and 21, 2004, the Company entered into several agreements providing for the private placement of Capital Securities by its newly formed
Delaware trust  subsidiary,  the Mariner Capital Trust VI (the "Trust") to Bear,
Stearns & Co. Inc. (the "Purchaser").  The sale of the Capital Securities to the
Purchaser for $10,000,000 was completed on October 21, 2004. The agreements provide for the Trust to sell $310,000 of Common Securities to the Company, which was completed on October 21, 2004. The Trust used the proceeds from the sale of the Capital Securities to purchase Junior Subordinated Debentures described below from the Company on October 21, 2004.

The Capital Securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an exemption from the registration requirements. This notice does not constitute an offer to sell or the solicitation of an offer to buy the Capital Securities.

The principal agreements into which the Company has entered in connection with these transactions are briefly described below.

Purchase Agreement
------------------

On October 20, 2004, the Company and the Trust entered into a Purchase Agreement
(the "Purchase Agreement") with the Purchaser. The Purchase Agreement provides for the sale by the Trust of the Capital Securities to the Purchaser for a purchase price of $10,000,000.

Indenture
---------

On October 21, 2004, the Company entered into an Indenture (the "Indenture") with Wells Fargo Bank, National Association, as Trustee. The Indenture provides for the issuance by the Company of Junior Subordinated Debentures due 2035 (the
"Debentures") aggregating $10,310,000 in principal amount, which Debentures were issued on October 21, 2004. The Debentures bear


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interest at the three-month  LIBOR rate plus 2.05%.  Interest is payable on each
January 7, April 7, July 7 and October 7. The LIBOR rate, which adjusts every three months, is currently 2.09% per annum.

Under the Indenture, the Company has the option, so long as it is not in default under certain specified provisions of the Indenture, at any time and from time to time, to defer the payment of interest on the Debentures for up to 20 consecutive quarterly interest payment periods.

The Debentures mature on January 7, 2035 and can be redeemed in whole or in part by the Company, at its option, at 100% of their principal amount plus accrued and unpaid interest at any time on or after January 7, 2010 (the fifth anniversary of the first interest payment date). The Company may also redeem the Debentures in full, at its option, at 100% of their principal amount and accrued and unpaid interest upon the occurrence of certain changes in the tax treatment or capital treatment of the Debentures, or a change in the law such that the Trust would be considered an investment company.

Amended and Restated Declaration of Trust
-----------------------------------------

On October 21,  2004,  the  Company,  as Sponsor,  Wells  Fargo  Delaware  Trust
Company,  as  Delaware  Trustee,  Wells  Fargo Bank,  National  Association,  as
Institutional   Trustee,  and  Mark  A.  Keidel  and  Eugene  A.  Friedman,   as
Administrators,  entered into an Amended and Restated  Declaration of Trust (the
"Trust Agreement"). Each of the Administrators is an officer of the Company.

The Trust Agreement  provides for the issuance of Capital  Securities and Common
Securities ("Common Securities"). The Capital Securities


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have an aggregate  liquidation amount of $10,000,000,  and the Common Securities have an aggregate  liquidation amount of $310,000.

On October 21, 2004, the Trust sold $310,000 of Common Securities to the Company and $10,000,000 of Capital Securities to the Purchaser. The proceeds were used by the Trust to purchase $10,310,000 of Debentures from the Company, which were registered in the name of the Institutional Trustee on behalf of the Trust. The sale of the $10,000,000 of Capital Securities authorized by the Trust Agreement was made to the Purchaser pursuant to the terms of the Purchase Agreement.

Guarantee Agreement
-------------------

On October  21,  2004,  the  Company,  as  Guarantor,  entered  into a Guarantee
Agreement with Wells Fargo Bank, National Association, as Guarantee Trustee, for
the benefit of the holders from time to time of the Capital Securities. Pursuant to the  Guarantee  Agreement,  the  Company  unconditionally  agreed  to pay the holders of the Capital Securities (to the extent not paid by or on behalf of the
Trust,  and without  duplication),  amounts  due and  payable  under the Capital
Securities, to the extent that the Trust has funds available for such payment at
the  time.  The  Company's   obligations  under  the  Guarantee   Agreement  are
subordinate  and  junior  in right of  payment  to all of the  Company's  Senior
Indebtedness as defined in the Indenture.

Forward-Looking Statements
--------------------------

Items 1.01 and 2.03 of this Current  Report contain  forward-looking  statements that involve risks and uncertainties,  such as statements of the Company's plans
and  expectations   regarding  efficiencies  resulting  from  new  programs  and expansion  activities,  the building  acquisition,  revenue growth,  anticipated expenses,  and other unknown outcomes. The Company's actual results could differ materially  from  management's  expectations.  Factors that could  contribute to those  differences  include,  but are not  limited  to,  changes in  regulations applicable to the Company's business, successful implementation of the Company's branch expansion strategy,  its concentration in real estate lending,  increased competition,  changes in technology,  particularly  internet banking,  impact of interest  rates,  a decline  in real  estate  values,  possibility  of  economic recession or slow down (which could impact credit quality, adequacy of loan loss reserve  and loan  growth)  and  control  by and  dependency  on key  personnel, particularly  Edwin F. Hale, Sr.,  Chairman of the Board of Directors and CEO of
the Company.

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Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

                  4    Indenture.
                       Pursuant  to Regulation   S-K Item  601(b) (4) (iii), the
                       Registrant agrees  to furnish a copy of  the Indenture to
                       the Securities and Exchange Commission upon request.
                  10.1 Purchase  and  Sale A greement  dated  September 20, 2004
                       (filed herewith)
                  99.1 Press release dated October 19, 2004 (furnished herewith)




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST MARINER BANCORP



Date: October 22, 2004         By: /s/Joseph A. Cicero
                                   --------------------------------------------
                                   Joseph A. Cicero
                                   President and Chief Operating Officer

















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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
------   ----------------------

4        Indentures.
         Pursuant to Regulation S-K Item 601(b)(4)(iii), the Registrant agrees to furnish a copy of the Indentures to the Securities and Exchange Commission upon request
10.1     Purchase Agreement dated October 20, 2004 (filed herewith)
99.1     Press release dated October 19, 2004 (furnished herewith)